                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                  May 20, 1998



                      GLOBALSTAR TELECOMMUNICATIONS LIMITED
             (Exact name of registrant as specified in its charter)

Islands of Bermuda                    0-25456                       13-3795510
(State or other                     (Commission                   (IRS Employer
jurisdiction of                     File Number)                 Identification
incorporation)                                                          Number)

               Cedar House, 41 Cedar Avenue, Hamilton, Bermuda         HM 12
                  (Address of principal executive offices)          (Zip Code)

               Registrant's telephone number, including area code:
                                 (441) 295-2244



                                GLOBALSTAR, L.P.
             (Exact name of registrant as specified in its charter)

Delaware                              333-25461                     13-3759824
 (State or other                    (Commission                   (IRS Employer
jurisdiction of                     File Number)                 Identification
incorporation)                                                          Number)

                 3200 Zanker Road, P.O. Box 640670, San Jose CA        95164
                   (Address of principal executive offices)          (Zip Code)

               Registrant's telephone number, including area code:
                                 (408) 473-5550

Item 5. Other Events.

              On May 20, 1998, Globalstar, L.P. ("Globalstar"), a partnership of which Globalstar Telecommunications Limited ("GTL") is a general partner, and Globalstar Capital Corporation ("Globalstar Capital, and together with Globalstar, the "Issuers") completed the sale in a private offering of $275,000,000 principal amount of the Issuers' 11-1/2% senior notes due 2005 (the "Notes").

              On May 22, 1998, the initial purchasers of the Notes exercised their option to purchase an additional $25,000,000 principal amount of Notes.

              The Notes, which were sold to investors at a price of 98.816% of their principal amount, provided Globalstar with proceeds of approximately $287 million after giving effect to expenses of the offering. The net proceeds of the offering will be used by Globalstar for the continued construction and deployment of Globalstar's low-earth orbit satellite-based digital telecommunications system.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 1998

                                  GLOBALSTAR TELECOMMUNICATIONS LIMITED
                                  -------------------------------------
                                    (Registrant)

                                  By: /s/ Eric J. Zahler
                                     ---------------------------------
                                     Eric J. Zahler
                                     Vice President and Secretary


                                  GLOBALSTAR, L.P.
                                  ----------------
                                    (Registrant)

                                  By: Loral/Qualcomm Satellite Services,
                                        L.P.

                                  By:  Loral/Qualcomm Partnership, L.P.

                                  By:  Loral General Partner, Inc.

                                  By: /s/ Eric J. Zahler
                                     ---------------------------------
                                     Eric J. Zahler
                                     Vice President and Secretary